U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14(a)-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                           NORTH PACIFIC CAPITAL CORP.
                 ----------------------------------------------
                 (Name of Small Business Issuer in its charter)

     Christopher D. Farber, #2602-1111 Beach Avenue, Vancouver, BC, V6E 1T9
     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No Fee Required
     [ ]  Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and
          0-11.

1.  Title of each class of securities to which transaction applies:
    N/A
    ------------------------------------------------------------------------

2.  Aggregate number of securities to which transaction applies:
    N/A
    ------------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------

4.  Proposed aggregate offering price:

    ------------------------------------------------------------------------

5.  Total fee paid:
    N/A
    ------------------------------------------------------------------------

[  ]  Fee paid previously with preliminary materials.
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:

    ------------------------------------------------------------------------

2.  Form, schedule, or registration statement number:

    ------------------------------------------------------------------------

3.  Filing party:

    ------------------------------------------------------------------------

4.  Date filed:

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Notes:

                           NORTH PACIFIC CAPITAL CORP.
                          #280-815 West Hastings Street
                             Vancouver, BC  V6C 1B4

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 20, 2001

Notice is hereby given that the Annual General Meeting of shareholders of North Pacific Capital Corp., a Nevada corporation (the "Company") will be held on Thursday, December 20, 2001, at #280-815 West Hastings Street, Vancouver, BC, V6C 1B4 at 10:00am for the following purposes:

1. To elect the following five (5) nominees as Directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: Michael Dearden, Griffin Jones, Patrick Fitzsimmons, Greg Protti and Karim Lakhani;

2. To approve the appointment of LaBonte & Company as the Company's independent auditors for the new fiscal year commencing on January 1, 2001;

3.     To approve the Director's and Employee's Option Plan;

4.     To approve the change of the Company's name;

5. To approve the Directors' Resolution approving the acquisition of SchoolWeb Holdings Inc. (formerly SchoolWeb Systems Inc.), a Nevada corporation;

6.     To increase the par value of the Company's common shares; and

7. To consider any other matter that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on November 13, 2001 are entitled to vote at the meeting or any postponement or adjournment thereof.

Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. A copy of the Company's Annual Report for its fiscal year ended December 31, 2000 and for the quarters ended March 31, 2001 and June 30, 2001 are enclosed herewith.

By order of the Board of Directors
November 13, 2001

/s/ Michael Dearden
-------------------
Michael Dearden, President

                                 PROXY STATEMENT

                           NORTH PACIFIC CAPITAL CORP.
                          #280-815 West Hastings Street
                             Vancouver, BC  V6C 1B4

     This Proxy Statement is furnished to shareholders at the discretion and on behalf of the Board of Directors of North Pacific Capital Corp., a Nevada corporation (the "Company"), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held at #280-815 West Hastings Street, Vancouver, BC, V6C 1B4 on Thursday, December 20, 2001 at 10:00am. The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favour of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

     Shareholder proposals must be submitted to the Company not later than December 31, 2001, in order to be included in those matters considered at the next Annual Meeting of this Company to be held in May 2002. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about December 6, 2001.

                                VOTING SECURITIES

     The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on November 13, 2001.
On such date, the Company had issued and outstanding 14,193,000 shares of common stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted. Pursuant to applicable state law, there are no dissenter's or appraisal rights relating to the matters to be voted.

     All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. As management and other major shareholders, directly or indirectly, a majority of the outstanding shares as of the record date and intend to vote in favour of all proposals, it is anticipated that all proposals will pass.


                                 STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of November 13, 2001 (14,193,000 issued and outstanding) by (i) all shareholder's known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock;
(ii) each director; and (iii) all officers and directors of the Company as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

-----------------------------------------------------------------------------------------------------
Title of Class     Name and Address of Beneficial Owner     Amount of Beneficial    Percent of Class
                                                               Ownership(1)
-----------------------------------------------------------------------------------------------------
Common Stock       Michael Dearden                              2,551,000                17.97%
                   #215-310 E. 2nd Street
                   North Vancouver, BC
-----------------------------------------------------------------------------------------------------
Common Stock       Griffin Jones                                2,550,000                17.97%
                   1243 W. 20th Street
                   North Vancouver, BC  V7P 2B8
-----------------------------------------------------------------------------------------------------
Common Stock       Patrick Fitzsimmons                          1,001,000                 7.05%
                   #1406-151 E. Keith Road
                   North Vancouver, BC  V7L 4M3
-----------------------------------------------------------------------------------------------------
Common Stock       Greg Protti                                    501,000                 3.53%
                   6405 Holly Park Drive
                   Ladner, BC  V4K 4W6
-----------------------------------------------------------------------------------------------------
Common Stock       Advanced Interactive Inc.                    1,500,000                10.57%
                   718-1350 East Flamingo Road
                   Las Vegas, NV  89119
-----------------------------------------------------------------------------------------------------
Common Stock       Advanced Interactive Canada Inc.             1,500,000                10.57%
                   2101-1177 W. Hastings Street
                   Vancouver, BC  V6E 2K3
-----------------------------------------------------------------------------------------------------
Common Stock       United Equities Management Corp.             1,000,000                 7.05%
                   300-9715 W. Broward Blvd.
                   Plantation, FL  33324
-----------------------------------------------------------------------------------------------------
Common Stock       Shares of all directors and executive
                   officers as a group (4 people)               6,603,000                46.52%
-----------------------------------------------------------------------------------------------------

(1) Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.



                              ELECTION OF DIRECTORS
                               EXECUTIVE OFFICERS

     The Company's Board of Directors is currently composed of five members. The Company's Bylaws provide that Directors are to serve only until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Directors and Executive Officers of the Company are not a party to any material pending legal proceedings and, to the best of their knowledge, no such action by or against them has been threatened.

(a)     Officers and Directors.

Michael Dearden, President and Director

     Michael Dearden, age 46. Mr. Dearden has over 25 years experience in sales and marketing, and for the past 15 years has focused specifically on corporate marketing and venture capital financing. Mr. Dearden was formerly a director of Americ Resources Corp., where he facilitated the merger of Rolland Virtual Business Systems Ltd. ("RVBS") and a concurrent financing of $1,800,000. RVBS is a Montreal, Canada, based E-commerce software developer with 35 employees.

Griffin Jones, Secretary, Treasurer and Director

     Griffin Jones, age 45. Mr. Jones has served as an Officer and Director with both private and public trading companies. Over the past 7 years he has assisted in securing financing of over $5,000,000 in industries such as high technology, industrial products and mining. Mr. Jones has worked in marketing management, finance and corporate relations.

Patrick Fitzsimmons, Director

     Pat Fitzsimmons, age 48. Mr. Fitzsimmons has extensive sales and management experience, gained from a 22-year career in the high-technology marketplace. Mr. Fitzsimmons has represented firms such as NCR, Timeplex, Rogers Cable, and Newbridge Networks, offering a wide range of technology solutions. His most recent position was Manager, Major Accounts, AT&T Canada, Vancouver B.C., Canada.

Greg Protti, Director

     Greg Protti, age 46. Mr. Protti has over 17 years experience in the high technology sector. He has held sales and management positions in all segments of the high tech sector from SHL Systemhouse consultants to Regional Sales Manager for Merisel Canada, where he was responsible for running a $200 million in sales revenue territory in Western Canada. Mr. Protti was previously Regional Manager for Digidyne, Inc., in the VAR community, where he was responsible for hardware sales as well as managing a staff of contract personnel. He is currently the Vice President, Marketing for Sourcesmith Inc., a North Vancouver, B.C. software development company.

Karim Lakhani, Director

     Karim Lakhani, age 42. Mr. Lakhani is a co-founder of AII Multimedia Corp. He holds a Bachelor of Applied Science in Electrical Engineering from The University of British Columbia. From 1993 to 1996, Mr. Lakhani was Vice President of Electronic Cottage International Inc. During this period he developed a News Archival and Retrieval system as well as the Internet-based U.S. Senate Proceedings Multimedia Archiving and Retrieval system. As President of Orion Technologies Inc. he directed the development of a secure network for electronic commerce and banking for 79 banks in 33 countries in Asia Pacific. In addition, Mr. Lakhani has marketed technologies to giants such as McDonnel Douglas, Groupe Videotron, Raytheon, and Samsung. Recognized within the industry as one of the foremost minds in the fields of interactivity and multimedia, Mr. Lakhani provides ingenuity and innovation in creating new Aii technologies.

(b)   Certain Relationships and Related Transactions

     Other than as set forth below, there are no relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the named persons set forth previously had or is to have a direct or indirect material interest.

(1)     Other Business Activities

     Certain of the officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain conflicts of interest may arise between the Company and its officers and directors. The Company will attempt to resolve such conflicts of interest in favor of the Company. The officers and directors of the Company are accountable to it and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company or on behalf of itself and other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts is in any manner prejudicial to the Company.

(c)   Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% or more of the Company's common stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's common stock with the Securities and Exchange Commission. The Company is unaware that any required reports were not timely filed.

(d)   Committees of the Board of Directors.

     The Company does not currently have standing audit, nominating, and compensation committees.

(e)   Meetings of the Board of Directors.

     During the last fiscal year (ended December 31, 2000), the total number of meetings of the Board of Directors which were held is two. None of the incumbent directors of the Company attended less than 75 percent of the total meetings.

                             EXECUTIVE COMPENSATION

     (a) None of the officers and directors were paid any compensation during the last fiscal year ended December 31, 2000. All officers and directors will be reimbursed for expenses incurred on behalf of the Company including director expenses pertaining to attendance at meetings. It is anticipated that additional management will be hired as the Company develops and revenue is generated. The salaries paid to new employees will be consistent with the salaries of others in similar positions in the industry.

                                                    Summary Compensation Table
---------------------------------------------------------------------------------------------------------------------------------
                                  Annual Compensation                             Long Term Compensation
                       ----------------------------------------------------------------------------------------------------------
                                                                                     Awards             Payouts
                                                                            -------------------------------------
                                                                                           Securities
                                                               Other         Restricted    underlying
Name and                                                      Annual           stock        options/       LTIP     All Other
Principal            Year         Salary        Bonus      Compensation       award(s)       SARs       Payouts    compen-
Position             ***           ($)           ($)            ($)             ($)            (#)          ($)     sation($)
  (a)                (b)           (c)           (d)            (e)             (f)            (g)          (h)       (i)
---------------------------------------------------------------------------------------------------------------------------------
Michael Dearden(1)
President           2000            -            -              -               -              -             -        -
 & Director         2001            -            -              -               -              -             -        -
---------------------------------------------------------------------------------------------------------------------------------
Griffin Jones(1)
Secretary,
Treasurer           2000            -            -              -               -              -             -        -
& Director          2001            -            -              -               -              -             -        -
---------------------------------------------------------------------------------------------------------------------------------
Patrick             2000            -            -              -               -              -             -        -
Fitzsimmons(2)      2001            -            -              -               -              -             -        $60,000
Director
---------------------------------------------------------------------------------------------------------------------------------
Greg Protti(2)      2000            -            -              -               -              -             -        -
Director            2001            -            -              -               -              -             -        -
---------------------------------------------------------------------------------------------------------------------------------
Karim Lakhani(2)    2000            -            -              -               -              -             -        -
Director            2001            -            -              -               -              -             -        -
---------------------------------------------------------------------------------------------------------------------------------
Richard Silas(3)    2000            -            -              -               -              -             -        -
Director            2001            -            -              -               -              -             -        -
---------------------------------------------------------------------------------------------------------------------------------
Stephen Stanley(4)  2000            -            -              -               -              -             -        -
Director            2001            -            -              -               -              -             -        -
---------------------------------------------------------------------------------------------------------------------------------
Terry Wells(5)      2000            -            -              -               -              -             -        -
Director            2001            -            -              -               -              -             -        -
---------------------------------------------------------------------------------------------------------------------------------
Drew Martel(6)      2000            -            -              -               -              -             -        -
Director            2001            -            -              -               -              -             -        -
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Dearden and Mr. Jones were appointed as directors and officers of the Company effective September 10, 2001.
(2) Mr. Fitzsimmons, Mr. Protti and Mr. Lakhani were appointed directors of the Company effective September 10, 2001.
(3) Mr. Silas resigned as President, Secretary, Treasurer and Director of the Company effective September 10, 2001.
(4) Mr. Stanley resigned as President and Director of the Company effective April 25, 2001.
(5) Mr. Wells resigned as Secretary and Director of the Company effective April 25, 2001.
(6) Mr. Martel resigned as Treasurer and Director of the Company effective April 25, 2001.

     (b)  To date, no options have been granted.

     (c) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

     (d) No remuneration is proposed to be paid in the future directly or indirectly by the corporation to any officer or director under any plan which is presently existing.

                         INDEPENDENT PUBLIC ACCOUNTANTS

(a)     Ratification of Accountants.

     LaBonte & Company of Vancouver, British Columbia issued the report for the Company's audited financial statements for the fiscal year ended December 31, 2000. The Board of Directors has approved by resolution a proposal to retain LaBonte & Company for the fiscal year that commenced on January 1, 2001. The Board of Directors of the Company recommends a vote FOR the retention of LaBonte & Company for the current fiscal year.

     Representatives of LaBonte & Company are not expected to be present at the Annual Meeting. However, such representatives will be available by telephone to respond to appropriate questions at the meeting.

                              STOCK INCENTIVE PLAN

     The Board of Directors of the Company will adopt and approve the North Pacific Capital Corp. 2001 Stock Incentive Plan (the "Plan") to offer eligible

Employees an opportunity to purchase shares of the Company's Common Stock on a more advantageous basis than would otherwise be available, or be awarded certain restricted shares of Common Stock, thereby increasing their interest in the Company. Subject to the approval of the Plan by the Company's shareholders, the Plan will be effective on January 1, 2002. The Plan will remain in effect until all of the shares of Common Stock reserved for issuance under the Plan have been issued, unless earlier terminated by the Board.

     The Plan is not a qualified plan under Section 401(a) et seq. of the Internal Revenue Code, and is not subject to any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). Definitions of terms not otherwise set forth herein, are contained in the copy of the Plan, attached as Appendix "A" to this Proxy Statement.

(a)  Administration

     The Plan will be administered by the Board of Directors, or a Compensation Committee as appointed by the Board of Directors.

(b)  Shares Subject To The Plan.

     The Company has reserved 2,000,000 shares of Common Stock for issuance under the Plan. In the event of any merger, consolidation, reorganization, recapitalization, spin-off, stock dividend, stock split, exchange or other change in the corporate structure or capitalization affecting the Common Stock, the number of shares which are subject to the Plan will be equitably adjusted by the Board, in its sole discretion, to preserve the value of benefits under the Plan.

(c)  Eligibility And Participation.

     Employees eligible under the Plan shall be approved by the Board or Committee from those Employees who, in the opinion of management of the Company, are in positions which enable them to make significant and extraordinary contributions to the long-term performance and growth of the Company. In selecting Employees to whom Stock Options or Awards may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors. No member of the Committee shall be eligible to participate under the Plan or under any other Company plan if such participation would contravene the standard relating to "disinterested persons".

(d)  Exercise of Options.

     Each Stock Option may be exercised in whole or in part (but not as fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise. Payment may be made (i) in cash, (ii) by cashier's or certified cheque, (iii) by surrender of previously owned shares of the Company's Common Stock (if the Board of Committee authorizes payment in stock in its discretion),
(iv) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Board or Committee in its discretion, or (v) in the discretion of the Board or Committee, by the delivery to the Company of the optionee's promissory note not secured by the Option Shares, bearing interest.

     Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that: (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal or state securities laws restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its transfer agent and registrar without liability, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     No Stock Option will be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements (including requirements, if any, in the optionee's jurisdiction of residence), have been fully complied with. The Company will use its reasonable efforts to maintain the effectiveness of a Registration Statement for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be
currently effective.   The exercise of Stock Options may be temporarily
suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when , in the reasonable opinion of the Board of Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

(e)  Restrictions on Transfer.

     Each Stock Option granted under this Plan shall be transferable may be limited to only by will or the laws of descent and distribution. No interest of any Employee under the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by such Employee or by such Employee's legal representative.

     Any person who receives a restricted stock award may only sell shares of Common Stock pursuant to the volume and certain other limitations of Rule 144 under the Securities Act of 1933 for a period of one year or by complying with the registration requirements of the Securities Act; non-affiliates shall not be subject to such limitations after holding the Common Stock for a period of two years. The volume, manner of sale and notice provisions of Rule 144 are applicable to any resale of Common Stock. In addition, Section 16 of the Exchange Act may limit an affiliate's right to resell shares or impose reporting obligations upon any such resale. All such persons should consult the Company's counsel concerning their status as affiliates and the applicability of Rule 144 and Section 16 before selling any Company Common Stock. An "affiliate" is generally defined under the Securities Act as an officer, director, ten percent (10%) shareholder, or other control person, including, in some cases, certain officers and directors of Subsidiaries.

(f)  Tax Considerations.

     Generally, under present law, if an Employee subject to U.S. tax laws exercises the options granted, such person will recognize ordinary income in the amount of the difference between his or her actual exercise price and the fair market value of the stock on the exercise date, whether or not the shares obtained on exercise are sold at that time or not. The amount realized upon an exercise and sale of the Common Stock will be reported by the Company on such person's W-2 form as ordinary income. Any further profit will likely be taxable as a short-term or long term capital gain, depending upon whether stock is held for twelve months or longer. In the event of a loss, the Employee must still recognize ordinary income on the discount at purchase between the market value and the exercise price, if any; the loss will be treated as a capital loss.

     Generally, under present law, if an Employee subject to U.S. tax laws obtains restricted stock upon an award, such person will not recognize ordinary income until the restriction is lifted, unless the Employee files with the Internal Revenue Service an election to treat as a taxable event the receipt of shares would be treated as short or long term, depending on the holding period, as the difference between the ordinary income and the value on the date of lifting the restriction). The restriction can be lifted either on complying with Rule 144 or the registration of the shares in a registration statement.

     In addition, Employees must consider the applicability of state income taxes, which vary from state to state.

(g)  Changes in Status Affecting Eligibility.

     Upon an Employee's Retirement, Disability, or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Board or Committee, all Stock Options to the extent not then presently exercisable by such Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     Upon the termination of the employment of an Employee with the Company for any reasons set forth above, (a) all Stock Options to the extent then presently exercisable by such Employee shall remain exercisable only for a period of ninety days after the date of such termination of employment (except that the ninety day period shall be extended by twelve months if the Employee shall die during such ninety day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Board or Committee, all Stock Options to the extent not then presently exercisable by such Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     With regard to Award Shares, the Board or Committee may provide for the lapse of any restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Board or Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement or following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason".

(h)  Vote Required.

     The affirmative vote of the holders of a majority of the votes cast on this proposal at the Annual Meeting, provided the votes cast on the proposal represent over 50% in interest of the Common Stock entitled to vote on the proposal, will be necessary for shareholder approval of the North Pacific Capital Corp. Stock Incentive Plan.

(i)  Recommendation of the Board of Directors.

     The Board of Directors of the Company recommends a vote FOR the adoption of the North Pacific Capital Corp. Stock Incentive Plan.

                             CHANGE OF COMPANY NAME

     The Board of Directors feels that it is in the Company's best interest to change the Company's name to reflect its business more accurately. At the meeting, shareholders will be asked to consider a special resolution amending the Company's articles to change the name of the Company.

     The text of the proposed resolution is as follows:

     "RESOLVED that the name of the Company be changed to SCHOOLWEB SYSTEMS INC. and that Article 1 of the Articles of Incorporation be amended to read as follows:

          The name of the corporation is SCHOOLWEB SYSTEMS INC."

     The Board of Directors of the Company recommends a vote FOR the change of the Company's name.

     Assuming this resolution is approved, it will be effective only upon acceptance for filing by the Nevada Secretary of State.

                             APPROVAL OF ACQUISITION

The Board of Directors feels that it is in the Company's best interest to ratify a resolution dated July 2, 2001 approving the acquisition of all of the issued and outstanding shares of SchoolWeb Holdings Inc. (formerly SchoolWeb Systems Inc.) ("SchoolWeb").

     The Board of Directors of the Company recommends a vote FOR ratifying the directors resolution dated July 2, 2001 approving the acquisition of all of the issued and outstanding shares of SchoolWeb.

                              INCREASE OF PAR VALUE

     The Board of Directors feels that it is in the Company's best interests to increase the par value of the Company's common shares from one-thousandth of one cent to one tenth of one cent.

     The text of the proposed resolution is as follows:

     "RESOLVED that the par value of the Company's common shares be increased to one-tenth of one cent ($0.001) and that Article 4 of the Articles of Incorporation be amended to read as follows:

     Section 4.01  Number and Class.  The amount of the total authorized capital
                   ----------------
stock of this corporation is One Hundred Million (100,000,000) shares with a par value of one tenth of one cent ($0.001) designated as Common Stock. The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of common stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them."

     The Board of Directors of the Company recommends a vote FOR the increase in the par value of the Company's common shares.

     Assuming this resolution is approved, it will be effective only upon acceptance for filing by the Nevada Secretary of State.


                                 OTHER BUSINESS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


By order of the Board of Directors
November 13, 2001

/s/ Michael Dearden
-------------------
Michael Dearden, President

                                   APPENDIX A

                           NORTH PACIFIC CAPITAL CORP.
                            2001 STOCK INCENTIVE PLAN

1.     GENERAL PROVISIONS

     1.1     Establishment and Purpose of Plan.
             ----------------------------------

     North Pacific Capital Corp., a Nevada corporation (the "Company") and its Subsidiaries which it may have from time to time (Company and such Subsidiaries are referred to herein as the "Company") hereby establishes a stock incentive plan to be known as the "North Pacific Capital Corp. 2001 Stock Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan is intended to allow designated officers and employees (all of whom are sometimes collectively referred to herein as "Employees") of to receive certain options ("Stock Options") to purchase the Company's common stock, $0.001 par value ("Common Stock"), and to receive grants of Common Stock subject to certain restrictions ("Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"). The purpose of this Plan is to provide Employees with equity-based compensation incentives to make significant and extraordinary contributions to the long-term performance and growth of the Company, and to attract and retain Employees of exceptional ability.

     Subject to approval by the Company's shareholders, the Plan shall become effective as of January 1, 2002 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     1.2     Administration
             --------------

     1.2.1 The Plan shall be administered by the Board of Directors or by a Compensation Committee ("Committee") of, or appointed by, the Board of Directors of the Company ("Board"). Each member of the Committee shall be a "disinterested person" as that term in defined in Rule 16b-3 promulgated by the Securities Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), but no action of the Committee shall be invalid if this requirement is not met. The Committee shall select one of its members as Chairman and shall act by vote of majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Board or Committee shall have full and complete authority, in its discretion, but subject to the express provisions of the Plan: to approve the Employees nominated by the management of the Company to be granted Awards or

Stock Options; to determine the number of Awards or Stock Options to be granted to an Employee; to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; to remove or adjust any restrictions and conditions upon Awards or Stock Options; to specify, at the time of grant, provisions relating to exercisablity of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. All interpretations and constructions of the Plan by the Board or Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Board or Committee member and each employee of the Company, and the estate and heirs of such Board or Committee member or employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Board or Committee member or employee, his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Board or Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Stock Option granted pursuant to the Plan.

     1.3     Eligibility and Participation.
             ------------------------------

     Employees eligible under the Plan shall be approved by the Board or Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant and extraordinary contributions to the long-term performance and growth of the Company. In selecting Employees to whom Stock Options or Awards may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors. No member of the Committee shall be eligible to participate under the Plan or under any other Company plan if such participation would contravene the standard of paragraph 1.2.1 above relating to "disinterested persons".

     1.4     Shares Subject to the Plan.
             ---------------------------

     The maximum number of shares of Common Stock that may be issued pursuant to the Plan shall be two million (2,000,000) subject to the adjustment pursuant to the provisions of paragraph 4.1. If shares of Common Stock awarded or issued under the Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of the Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock not purchased thereunder shall again be available for purposes of the Plan.

2.     PROVISIONS RELATING TO STOCK OPTIONS

     2.1     Grants of Stock Options.
             ------------------------

     The Board or Committee may grant Stock Options in such amounts, at such times, and to such Employees nominated by the management of the Company as the
Board or Committee, in its discretion, may determine.   Stock Options granted
under the Plan shall constitute "incentive stock options" within the meaning of
Section 422 of the Code, if so designated by the Board or Committee on the date of grant. The Board or Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Board or Committee on the date of grant. The aggregate fair market value (determine as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or Subsidiary of the Company) may not exceed a maximum amount permitted under Section 422 of the Code (currently one hundred thousand dollars ($100,000)). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") in a form approved by the Board or Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be executed on behalf of the Company and by the conditions of this Plan. In the discretion of the Board or Committee, Stock Options may include provisions (which need not be uniform), authorized by the Board or Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control", upon termination of such Employee employment by the Company without "Cause" or by the Employee for "Good Reason", as such terms are defined in paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of Common Stock not actually issued to such holder.

     2.2     Purchase Price.
             ---------------

     The purchase price ("Exercise Price") of shares of Common Stock subject to each Stock Option ("Option Shares") shall equal to at least the market price (or fair market value) of the Common Stock on the date of the grant, less any discount as deemed appropriate by the Board or the Committee.

     2.3     Option Period.
             --------------

     The Stock Option period ("Term") shall commence on the date of grant of the Stock Option and shall be ten years or such shorter period as determined by the Board or Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Board or Committee in its sole discretion may determine. Such provisions need not be uniform. Notwithstanding the foregoing, but subject to the provisions of paragraphs 1.2.2 and 2.1, Stock

Options granted to Employees who are subject to the reporting requirements of
Section 16(a) of the Exchange Act ("Section 16 Reporting Persons") shall not be exercisable until at least six months and one day from the date the Stock Option is granted.

     2.4     Exercise of Options.
             --------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by paragraph 2.4.2. Payment may be made (i) in cash, (ii) by cashier's or certified cheque, (iii) by surrender of previously owned shares of the Company's Common Stock valued pursuant to paragraph 2.2 (if the Board or Committee authorizes payment in stock in its discretion), (iv) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Options, if such withholding is authorized by the Board or Committee in its discretion, or (v) in the discretion of the Board or Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactorily to the Board or Committee.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's executive and delivery of a Notice and Agreement of Exercise in a form to be determined by the Board or Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that: (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended ("Securities Act"), or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its transfer agent and registrar without liability, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Board or Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension.
The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5     Continuous Employment.
             ----------------------

     Except as provided in paragraph 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise such Employee remains continuously in the employ of the Company. For purposes of this paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which such Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed ninety (90) days and that such Employee returns to the employ of the Company at the expiration of such leave of absence. If such Employee fails to return to the employ of the Company at the expiration of such leave of absence, such Employee's employment with the Company shall be deemed terminated as of the date of such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which such Employee is a member of the Armed Forces of the United States, provided such Employee returns to the employ of the Company within ninety (90) days (or such longer period as may be prescribed by law) form the date such Employee first becomes entitled to discharge, such Employee's employment with the Company shall be deemed to have terminated as of the date of such Employee's military service ended.

     2.6     Restrictions on Transfer.
             -------------------------

     Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by such Employee or by such Employee's legal representative.

     2.7     Termination of Employment.
             --------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extend then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Board or Committee, all Stock Options to the extent not then presently exercisable by such Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.2 Upon the termination of the employment of an Employee with the Company for any reason other than the reasons set forth in paragraph 2.7.1 hereof, (a) all Stock Options to the extent then presently exercisable by such Employee shall remain exercisable only for a period of ninety (90) days after the date of such termination of employment (except that the ninety (90) day period shall be extended to twelve (12) months if the Employee shall die during such ninety (90) day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Board or Committee, all Stock Options to the extent not then presently exercisable by such Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3     For purposes of this Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which such Employee attains the age of sixty-five (65) years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical or legally established mental incompetence, to perform the usual duties of such Employee's employment with the Company, which disability shall be determined: (i) on medical evidence by a licensed physician designated by the Board or Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

3.     PROVISIONS RELATING TO AWARDS

     3.1     Grant of Awards.
             ----------------

     Subject to the provisions of the Plan, the Board or Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (i) grant Awards pursuant to the Plan, (ii) determine the number of shares of Common Stock subject to each Award ("Award Shares"), (iii) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common stock, which may, in the Board's or Committee's discretion, consist of a grant of shares of Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the award is granted and ending on such date as the Board or Committee shall determine ("Restriction Period"). The Board or Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance, or other criteria or upon the occurrence of such events as the Board or Committee shall determine, and for the early expiration of the Restriction Period upon an

Employee's death, Disability or Retirement as defined in paragraph 2.7.2, or following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason", as those terms are defined herein.

     In addition to the above, any person who receives Award Shares may possibly be permitted to only sell shares of Common Stock pursuant to the volume and certain other limitations of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), for a period of one (1) year or by complying with the registration requirements of the Securities Act; non-affiliates shall not be subject to such limitations after holding Common Stock for a period of two years. The volume, manner of sale and notice provisions of Rule 144 are applicable to any resale of Common Stock. In addition, Section 16 of the Exchange Act may limit an affiliate's right to resell shares or impose reporting obligations upon any such resale. All such persons should consult the Company's counsel concerning their status as affiliates and the applicability of Rule 144 and Section 16 before selling any Company Common Stock. An "affiliate" is generally defined under the Securities Act as an officer, director, ten percent (10%) shareholder, or other control person, including, in some cases, certain officers and directors of Subsidiaries.

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the shareholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or
(iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause", when used with reference to termination of the employment of an Employee by the Company for "Cause", shall mean:

     (a) the Employee's continuing willful and material breach of his or her duties to the Company after he or she receives a demand from the Chief Executive of the Company specifying the manner in which he or she has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his or her resignation for "Good Reason", as defined herein; or

     (b)     the conviction of the Employee of a felony; or

     (c) the Employee's commission of fraud in the course of his or her employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

     (d) the Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

     (a) the assignment to the Employee of duties inconsistent with his or her executive status prior to the Change of Control or a substantive change in the officers to whom he or she reports from the officer or officers to whom he or she reported immediately prior to the Change of Control; or

     (b) the elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

     (c) a reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

     (d) the Company's requiring the Employee to be based outside a 35-mile radius from his or her place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

     (e) the failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

     (f) the failure of the Company to obtain a satisfactory Assumption Agreement (as defined in paragraph 4.12 of the Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2     Incentive Agreements.
             ---------------------

     Each Award granted under the Plan shall be evidenced by a written agreement (an "Incentive Agreement") in a form approve by the Board or Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of the Plan and other such terms and conditions as the Board or Committee may specify.

     3.3     Waiver of Restrictions.
             -----------------------

     The Board or Committee may modify or amend any Award under the Plan or waive any restrictions or conditions applicable to such Awards; provided, however, that the Board or Committee may not undertake any such modifications, amendments or waivers in the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his or her consent.

     3.4     Terms and Conditions of Awards.
             -------------------------------

     3.4.1 Upon receipt of an Award of shares of Common Stock under the Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a shareholder with respect to such shares, subject to the terms and conditions of the Plan and the Award.

     3.4.2 Except as otherwise provided in this paragraph 3.4, no shares of Common Stock received pursuant to the Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this paragraph 3.4.2 shall be null and void.

     3.4.3 If an Employee's employment with the Company terminates prior to the expiration of the Restricted Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Board or Committee, an Incentive Agreement may provide that, upon the forfeiture by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Board of Committee, and Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award. In the discretion of the Board or Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.4 The Board or Committee may require under such terms and conditions as it deems appropriate or desirable that (i) the certificates for Common Stock delivered under the Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires, (ii) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to the Plan, and (iii) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

4.     MISCELLANEOUS PROVISIONS

     4.1     Adjustments Upon Change In Capitalization.
             ------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under the Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent (5%) for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (i) upon exercise of the Stock Option, the Employee shall receive the number and class of shares such Employee would have received had such Employee been the holder of the number of shares of Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company, and (ii) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares such Employee would have received if the restrictions on the Award Shares had lapsed on the date of such change or increase or decrease in the number of issued shares of the Company.

     4.1.2 Upon reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to shareholders of more than ten percent (10%) of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2     Withholding Taxes.
             ------------------

     The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, provincial, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise ("Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Board or Committee in its sole and absolute discretion in the particular case:
(i) by requiring the Employee to tender a cash payment to the Company, (ii) by withholding from the Employee's salary, (iii) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse or restrictions, that number of Option Shares or Award Shares having an aggregate fair market value (determined in the manner prescribed by paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (iv) by any other method deemed appropriate by the Board or Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (iii) above only if the following two conditions are satisfied:

     (a) the withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

     (b) the withholding of Option Shares or Award Shares is made either (i) pursuant to any irrevocable election ("Withholding Election") made by such Employee at least six (6) months in advance of the withholding of Option Shares or Award Shares, or (ii) on a day within a ten (10) day "window period" beginning on the third (3rd) business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Board or Committee at any time.

     4.3     Relationship to Other Employee Benefit Plans.
             ---------------------------------------------

     Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4     Amendments and Termination.
             ---------------------------

     The Board may at any time suspend, amend or terminate this Plan. No amendment, except as provided in paragraph 2.8, or modification of this Plan may be adopted, except subject to shareholder approval, which would: (a) materially increase the benefits accruing to Employees under this Plan, (b) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to paragraph 4.1 hereof), or (c) materially modify the requirements as to eligibility for participation in the Plan.

     4.5     Successors in Interest.
             -----------------------

     The provisions of this Plan and the actions of the Board or Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6     Other Documents.
             ----------------

     All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Board or Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7     No Obligation to Continue Employment.
             -------------------------------------

     This Plan and grants hereunder shall not impose any obligation on the Company to continue to employ and Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.8     Misconduct of an Employee.
             --------------------------

     Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Board or Committee, in its sole and absolute discretion, such Employee shall forfeit all rights and benefits under this Plan.

     4.9     Term of Plan.
             -------------

     This Plan will be adopted by the Board effective January 1, 2002, pending shareholder approval. No Stock Options or Awards may be granted under this Plan after January 1, 2012.

     4.10     Governing Law.
              --------------

     This Plan shall be construed in accordance with, and governed by, the laws of the State of Nevada.

     4.11     Shareholder Approval.
              ---------------------

     No Stock Option shall be exercisable, or Award granted, unless and until the shareholders of the Company have approved this Plan and all other legal requirements have been fully complied with.

     4.12     Assumption Agreements.
              ----------------------

     The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Board or Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional benefits to the Employees. Without limiting the generality of the foregoing, the Board or Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

     (a) to provide liquidity to the Employees at the end of the Restriction Period applicable to Common Stock awarded to them under the Plan, or on the exercise of Stock Options;

     (b) if the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

     (c) to require any future successor to enter into an Assumption Agreement; and

     (d) to take or refrain from taking such other actions as the Board or Committee may require and approve, in its discretion.

The Committee referred to in this paragraph 4.12 is the Committee appointed by the Board in office prior to the succession then under consideration.

     4.13     Compliance With Rule 16b-3.

     Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent that any provision of the Plan or action by the Board or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or Committee.

     IN WITNESS WHEREOF, this Plan has been executed as of the 13th day of November, 2001.

NORTH PACIFIC CAPITAL CORP.

By: /s/  Michael Dearden
------------------------
Michael Dearden, President

                                    P R O X Y
                           NORTH PACIFIC CAPITAL CORP.
           Annual Meeting of Shareholders To Be Held December 20, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Michael Dearden as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholder of North Pacific Capital Corp. (the "Company") to be held on Thursday, December 20, 2001, as designated below, all of the common stock of the Company held of record by the undersigned on November 13, 2001, at #280-815 West Hastings Street, Vancouver, BC, V6C 1B4, at 10:00am for matters that properly may come before the meeting or any adjournment thereof.

1.     ELECTION OF DIRECTORS (circle one):

        FOR                           WITHHOLD AUTHORITY
  all nominees listed below     to vote for all nominees listed below

Michael Dearden
Griffin Jones
Pat Fitzsimmons
Greg Protti
Karim Lakhani

2. TO APPROVE THE SELECTION OF LABONTE & COMPANY AS THE COMPANY'S INDEPENDENT ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR (circle one).

          FOR               AGAINST               ABSTAIN

3.     TO APPROVE THE 2001 STOCK INCENTIVE PLAN (circle one).

          FOR               AGAINST               ABSTAIN

4. TO APPROVE THE COMPANY'S NAME CHANGE TO "SCHOOLWEB SYSTEMS INC." (circle one).

          FOR               AGAINST               ABSTAIN

5. TO APPROVE THE ACQUISITION OF SCHOOLWEB HOLDINGS INC. (FORMERLY SCHOOLWEB SYSTEMS INC.), A NEVADA CORPORATION (circle one).

          FOR               AGAINST               ABSTAIN

6.     TO APPROVE THE INCREASE IN THE PAR VALUE OF THE COMPANY'S COMMON SHARES.

          FOR               AGAINST               ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Pacific Capital Corp. to be held on December 20, 2001 and the Proxy Statement of such meeting.

Dated:  _________________, 2001          ____________________________________
                                           (Print Name of Shareholder)


                                         ____________________________________
                                           (Signature of Shareholder)

Note:     Please sign exactly as name appears on stock certificate (as indicated
on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.